September 22, 2021

BNY MELLON FUNDS TRUST

-       BNY Mellon Income Stock Fund

(Class A, C, I and Y Shares)

Supplement to Current Summary Prospectus and Prospectus

The following information supersedes and replaces the information in the second paragraph in the sections "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

John C. Bailer, CFA, Brian C. Ferguson, David S. Intoppa and Keith Howell are the fund's primary portfolio managers. Messrs. Bailer, Ferguson, Intoppa and Howell have been primary portfolio managers of the fund since December 2011, December 2015, December 2015 and September 2021, respectively. Mr. Bailer is Deputy Head of Equity Income and a portfolio manager at Newton Investment Management North America, LLC (Newton), an affiliate of BNYM Investment Adviser. Messrs. Ferguson and Howell are portfolio managers at Newton. Mr. Intoppa is a research analyst at Newton.

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The following information supersedes and replaces the information in the third paragraph in the section "Fund Details – Management" in the prospectus:

John C. Bailer, CFA, Brian C. Ferguson, David S. Intoppa and Keith Howell are the fund's primary portfolio managers. Messrs. Bailer, Ferguson, Intoppa and Howell have been primary portfolio managers of the fund since December 2011, December 2015, December 2015 and September 2021, respectively. Mr. Bailer is Deputy Head of Equity Income and a portfolio manager at Newton. He has been employed by Newton or a predecessor company of Newton since November 1992. Messrs. Ferguson and Howell are portfolio managers at Newton and have been employed by Newton or a predecessor company of Newton since 1997 and 2006, respectively. Mr. Intoppa is a research analyst at Newton. He has been employed by Newton or a predecessor company of Newton since 2006.

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